Income Taxes - Tax reconciliation (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Taxes
Loss for the year	$ (179,379)	$ (151,939)
Statutory income tax rate	27.00%	27.00%
Expected income tax benefit	$ (48,432)	$ (41,024)
Items not deductible for income tax purposes	(642)	3,623
Non-taxable items	(3,458)	(4,877)
Flow-through share issuances	18,523	22,935
Other	49	(384)
Change in unrecognized deferred tax assets	37,422	$ 19,727
Income tax expense	$ 3,462